Exhibit 32.1

SPEEDWAY MOTORSPORTS, INC.

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Speedway Motorsports, Inc. (the “Company”) for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, O. Bruton Smith, Chairman of the Board and Chief Executive Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2009	By:	/s/ O. Bruton Smith
O. Bruton Smith
Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to, and will be retained by, Speedway Motorsports, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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